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                                                                February 4, 1999
UBS AG,
Stamford Branch
677 Washington Boulevard
Stamford, Connecticut 06901-3793

Attention: Will Saint

Ladies and Gentlemen:

      Reference is made to that certain Reimbursement Agreement, dated as of December 18, 1996. between Hanover Direct, Inc., a Delaware corporation (the "Borrower") and Swiss Bank Corporation, a banking corporation organized under the laws of Switzerland, acting by and through its New York Branch, as amended pursuant to the First Amendment to Reimbursement Agreement dated as of February 28, 1998 by and between Swiss Bank Corporation, Stamford Branch and the Borrower (the "Reimbursement Agreement"). Swiss Bank Corporation and Union Bank of Switzerland were subsequently merged into UBS AG in June, 1998. UBS AG is the surviving organization and the successor to Swiss Bank Corporation. Defined terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Reimbursement Agreement.

      Pursuant to the terms of the Reimbursement Agreement, the Bank issued the Direct Pay Letters of Credit. The Expiration Date for each of the three Direct Pay Letters of Credit is March 30, 1999. Please be advised that the Borrower hereby requests that the scheduled Expiration Date be extended until March 31, 2000 for each such Direct Pay Letter of Credit.

      In connection with this request, the Borrower hereby agrees to pay to the Bank all counsel fees incurred by the Bank, as well as other fees, expenses, disbursements, taxes and other charges payable by the Borrower to the Bank pursuant to Sections 2.03 and 7.02 of the Reimbursement Agreement, subject to the limitations set forth in Section 1(b) of that certain letter from Congress Financial Corporation to Hanover Direct, Inc. dated March 26, 1999 and concerning the Consent to Extension of UBS Letters of Credit and Related Matters. The Borrower hereby agrees that the letter of credit fee set forth in
Section 2.03 of the Reimbursement Agreement shall be increased from 0.25% to 0.375%. The Borrower hereby also agrees to pay to the Bank a non-refundable arrangement fee in the amount of $10,000. Any amounts payable by the Borrower to the Bank shall be paid on or prior to Closing.

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UBS AG,                               -2-                       February 4, 1999
Stamford Branch

      The Borrower hereby acknowledges and agrees that it is a condition precedent to the Bank's obligations to extend the scheduled Expiration Dates of the Direct Pay Letters of Credit

that Richemont Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, provide the Bank with a guarantee of the Reimbursement Obligations of the Borrower under the Reimbursement Agreement during the extension period.

                                         Very truly yours,

                                         Hanover Direct, Inc.


                                             /s/ Robert Vill
                                         ---------------------------------------
                                         By:    Robert Vill
                                         Title: Vice President Finance Treasurer

The foregoing is hereby accepted
as of the date first written above.

UBS AG, Stamford Branch


By:
    ------------------------------------
Title:


By:
    ------------------------------------
Title:


                                      -2-
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UBS AG,                               -2-                       February 4, 1999
Stamford Branch

      The Borrower hereby acknowledges and agrees that it is a condition precedent to the Bank's obligations to extend the scheduled Expiration Dates of the Direct Pay Letters of Credit

that Richemont Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, provide the Bank with a guarantee of the Reimbursement Obligations of the Borrower under the Reimbursement Agreement during the extension period.

                                         Very truly yours,

                                         Hanover Direct, Inc.


                                         ---------------------------------------
                                         By:
                                         Title:

The foregoing is hereby accepted
as of the date first written above.

UBS AG, Stamford Branch


By: /s/ Richard T. Conway
   ------------------------------------
Title: Richard T. Conway
       Associate Director
       Loan Portfolio Support, US


By: /s/ Thomas R. Salzano
   ------------------------------------
Title: Thomas R. Salzano
       Associate Director
       Loan Portfolio Support, US


                                      -2-